UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2017 (September 19, 2017)

DRAPER OAKWOOD TECHNOLOGY ACQUISITION, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38204	82-1391674
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

c/o Draper Oakwood Investments, LLC 55 East 3rd Ave. San Mateo, CA	94401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (713) 213-7061

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

On September 19, 2017, Draper Oakwood Technology Acquisition, Inc. (the “Company”) consummated its initial public offering (“IPO”) of 5,000,000 units (“Units”), each Unit consisting of one share of Class A common stock, $0.0001 par value per share (“Common Stock”), one right entitling the holder thereof to receive one-tenth (1/10) of one share of Common Stock upon the consummation of an initial business combination, and one-half of one warrant (“Warrant”), each whole Warrant exercisable to purchase one share of Common Stock, pursuant to the registration statement on Form S-1 (File No. 333-220180). The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $50,000,000. The Company has granted the underwriters a 45-day option to purchase up to 750,000 additional units to cover over-allotments, if any.

As previously reported on a Current Report on Form 8-K of the Company, on September 19, 2017, simultaneously with the consummation of the IPO, the Company completed a private placement (the “Private Placement”) of an aggregate of 250,000 placement units, 200,000 of which were purchased by Draper Oakwood Investments, LLC (the “Sponsor”) and 50,000 of which were purchased by EarlyBirdCapital, Inc. (and their designees), generating gross proceeds of $2,500,000.

A total of $50,000,000 of the net proceeds from the IPO and the Private Placement were deposited in a trust account established for the benefit of the Company’s public stockholders.  An audited balance sheet as of September 19, 2017 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
99.1	Audited Balance Sheet

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 25, 2017

DRAPER OAKWOOD TECHNOLOGY ACQUISITION, INC.

By:	/s/ Aamer Sarfraz
Name: Aamer Sarfraz
Title: Chief Executive Officer and Chief Financial Officer

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